UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2018

PAY MY TIME LTD

(Exact Name of Registrant as Specified in its Charter)

England and Wales	333-216437	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

30, Percy Street, London W1T2DB United Kingdom	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44020 74671700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 8.01 Other Events

On November 29, 2018, the Company’s board of directors determined that it qualified as a “Foreign Private Issuer” pursuant to the definition thereof in Rule 3b-4(c) promulgated under the Securities Exchange Act of 1934, as amended. While the Company has historically issued its financial statements pursuant to United States Generally Accepted Accounting Principals (“GAAP”), the Company has determined that commencing with its financial statements for the fiscal year ending December 31, 2018, it will adopt the International Financial Reporting Standards (“IFRS”) as the standards applicable to its financial reporting and will no longer report in accordance with GAAP. The Company intends to continue to report in accordance with IFRS so long as it qualifies as a “Foreign Private Issuer” and pursuant to other applicable standards mandated from time to time by the United States Securities and Exchange Commission.

Commencing immediately, the Company will no longer report its financial statements on Forms 10-K and 10-Q, but will utilize reporting on Forms 20-F and 6-K, as applicable, in accordance with the timetables applicable to each.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHT OF REPLY LTD.

DATE: November 30, 2018	By:	/s/ Thomas Brooks
	Name:	Thomas Brooks
	Title:	Chief Executive Officer